Exhibit 32.1
Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
     In connection with the Form 10-Q of Noven Pharmaceuticals, Inc. (“Noven”) for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Brandt, President and Chief Executive Officer of Noven, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Noven.

/s/ Peter Brandt Name: Peter Brandt
Title: President and Chief Executive Officer
Date: May 12, 2008